SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 4, 1999
                                                          ------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                          ---
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 4, 1999, Canandaigua Brands, Inc. (collectively with its affiliates, the "Company"), acquired all of the issued and outstanding shares of the capital stock of Franciscan Vineyards, Inc., a Delaware corporation ("FVI"), for an aggregate adjusted purchase price of $179.6 million. At the time of the closing of the stock purchase, FVI had outstanding debt, net of cash acquired, of approximately $28.9 million. The net debt included bank debt and accrued interest, obligations to FVI affiliates and option obligations, and was effectively assumed by the Company upon the acquisition of FVI's capital stock. In addition, the Company purchased vineyards, a winery, equipment and other vineyard related assets located in Northern California (collectively, the "Vineyards") for an aggregate purchase price of approximately $30.3 million.

         The FVI stock was acquired directly or indirectly from FVI's six shareholders: Agustin Huneeus, the Vintner Chairman of FVI; his son Agustin Francisco Huneeus, a Vice President of FVI; three German partnerships owned and controlled by a German family group; and Jean-Michel Valette, FVI's President (collectively, the "Sellers"). The Vineyards were purchased from entities that are affiliated with the Sellers. Immediately prior to the acquisition transactions, FVI entered into an agreement to sell certain real property, sold its Quintessa brand and agreed to sell its Quintessa inventory, entered into a wine processing agreement with respect to the Quintessa brand, entered into distribution agreements with respect to the Quintessa and Veramonte brands, consented to the capital stock restructuring of certain of its affiliates, and entered into certain grape purchase contracts, in each case, with certain of the Sellers or their affiliates. FVI also entered into employment and consulting arrangements with certain Sellers who are key employees of FVI. In connection with the transactions, the Company also agreed to cause FVI to make a post-closing capital contribution of up to $3.2 million to an entity owned 70% by FVI and 30% by affiliates of certain of the Sellers.

         The consideration for the transaction was determined on an arms-length basis through negotiations between the Sellers, the Company and their respective advisors. The purchase price for the FVI stock and Vineyards, as well as the post-closing capital contribution, was funded with proceeds from loans under a Second Amended and Restated Credit Agreement, dated as of May 12, 1999, and an Incremental Facility Loan Agreement (Series A), dated as of May 27, 1999, each among the Company, a syndicate of lenders and The Chase Manhattan Bank, as administrative agent for such lenders.

         FVI and its subsidiaries own and operate vineyards and produce and distribute wines in the United States and Chile which sell in the super premium and ultra premium price categories. The principal brands owned or distributed by FVI and its subsidiaries include Franciscan Oakville Estate, Mt. Veeder, Estancia, Veramonte and Quintessa. The Company intends to continue to operate the businesses of FVI and its subsidiaries.

         Prior to the transactions described above, there was no material relationship between the Sellers or any other officers, directors or shareholders of FVI or its affiliates and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL  STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable.

     (b)  PRO FORMA  FINANCIAL  INFORMATION.  Not Applicable.

     (c)  EXHIBITS.  See Index to Exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President
                                             Treasurer


                                        BARTON INCORPORATED

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  June 21, 1999                  By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

2.1 Stock Purchase Agreement, dated April 21, 1999, between Franciscan Vineyards, Inc., Agustin Huneeus, Agustin Francisco Huneeus, Jean-Michel Valette, Heidrun Eckes-Chantre Und Kinder Beteiligungsverwaltung II, GbR, Peter Eugen Eckes Und Kinder Beteiligungsverwaltung II, GbR, Harald Eckes-Chantre, Christina Eckes-Chantre, Petra Eckes-Chantre and Canandaigua Brands, Inc. (including a list briefly identifying the contents of all omitted schedules thereto (filed herewith)). The Company will furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

4.1 First Amended and Restated Credit Agreement, dated as of November 2, 1998, between the Company, its principal operating subsidiaries, and certain banks for which The Chase Manhattan Bank acts as Administrative Agent (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated December 1, 1998 and incorporated herein by reference).

4.2 Second Amended and Restated Credit Agreement, dated as of May 12, 1999, between the Company, its principal operating subsidiaries, and certain banks for which The Chase Manhattan Bank acts as Administrative Agent (filed herewith).

4.3 Incremental Facility Loan Agreement, dated as of May 27, 1999, between between the Company, its principal operating subsidiaries, and certain banks for which The Chase Manhattan Bank acts as Administrative Agent (filed herewith).

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None